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                                                                   EXHIBIT 10(b)

                                  Viacom Inc.
                 2000 Stock Option Plan for Outside Directors
              (As Amended and Restated through January 31, 2001)


                                   ARTICLE I

General

Section 1.1 Purpose.

  The purpose of the Viacom Inc. 2000 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or National Amusements, Inc. or their subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries. The Plan replaces the Viacom Inc. Stock Option Plan for Outside Directors and the Viacom Inc. 1994 Stock Option Plan for Outside Directors (the "Predecessor Plans"). From and after the Effective Date of the Plan as provided in Article VI below, no further awards shall be made under the Predecessor Plans.

Section 1.2 Definitions.

  As used in the Plan, the following terms shall have the following meanings:

  (a) "Board" shall mean the Board of Directors of the Company.

  (b) "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.01 per share, of the Company.

  (c) "Date of Grant" shall have the meaning set forth in Section 2.1.

  (d) "Effective Date" shall mean the effective date of the Plan provided for in
Article VI below.

  (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

  (f) "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by the Fitch Group Daily Market Publications or, if there is no such report or the Company no longer
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subscribes to such publication, the 4:00 p.m. (New York time) closing price as reported by The Wall Street Journal (Northeast edition) or any other authoritative source selected by the Company.

(g) "Outside Director" shall mean any member of the Board of Directors of the Company who is not an employee of the Company or National Amusements, Inc. or any of their respective subsidiaries or a member of the immediate family of a member of the Board who is an employee of any of such companies.

(h) "Participant" shall mean any Outside Director to whom Stock Options have been granted under the Plan.

(i)  "Predecessor Plans" shall have the meaning set forth in Section 1.1 above.

(j) "Stock Option" shall mean a contractual right granted to a Participant under the Plan to purchase shares of Class B Common Stock or other securities at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

Section 1.3 Administration of the Plan.

  The Plan shall be administered by the members of the Board who are not Outside Directors. All questions of interpretation, administration and application of the Plan shall be determined by the Board. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to a Participant.

Section 1.4 Eligible Persons.

  Stock Options shall be granted only to Outside Directors.

Section 1.5 Class B Common Stock Subject to the Plan.

  Subject to adjustment in accordance with the provisions of Article III hereof, the maximum number of shares of Class B Common Stock which may be issued under the Plan shall be 1,000,000 shares. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire or are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

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                                  ARTICLE II

Provisions applicable to stock options

Section 2.1 Grants of Stock Options.

   Each person who becomes a director for the first time on or subsequent to the Effective Date and, at the time such person is first elected or appointed to the Board, is an Outside Director, shall be granted Stock Options to purchase 10,000 shares of Class B Common Stock, effective as of the date of such individual's election or appointment to the Board (the "Date of Grant" of such Stock Options), on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of the Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. Each person who is an Outside Director on August 1, 2000, January 31, 2001 and each of the second through the eighth anniversaries of January 31, 2001 (each, the "Date of Grant" of the respective Stock Options) shall be granted additional Stock Options to purchase 3,000 shares of Class B Common Stock, on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. All Stock Options granted under the Plan shall be "Non-Qualified Stock Options" which do not meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Stock Options shall be set forth in an option certificate which shall be delivered to the Participant reasonably promptly following the Date of Grant of such Stock Options.

Section 2.2 Exercise of Stock Options.

  (a) Exercisability.   Stock Options shall be exercisable only to the extent
the Participant is vested therein. Each grant of Stock Options under the Plan shall vest on the first anniversary of the Date of Grant of such Stock Options provided that the holder of such Stock Options is a director of the Company on such date.

  (b) Option Period.

      (i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

      (ii) Registration Restrictions.   Any attempt to exercise a Stock Option
  or to transfer any shares issued upon exercise of a Stock Option by any Participants shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and

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  the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Participant desiring to exercise such Stock Options, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B
  Common Stock under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

  (c) Exercise in the Event of Termination of Services.

      (i) Termination other than for Death or Disability. If the services of a Participant as a director of the Company terminate for any reason other than for death or disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date. Upon a termination described in this Section 2.2(c)(i), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

     (ii) Death.   If a Participant dies while serving as a director, his or her
  Stock Options may be exercised until the first anniversary of the date of death, but only to the extent such Stock Options were vested on the date of death, by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution. All rights with respect to Stock Options that are not vested as of the date of death will terminate on such date of death.

     (iii) Permanent Disability.   If the services of Participant as a director
  of the Company terminate by reason of permanent disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date. Upon a termination described in this Section 2.2(c)(iii), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

  (d) Payment of Purchase Price Upon Exercise.   Every share of Class B Common
Stock purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash (e.g., personal bank check, certified check or official bank check). In addition, the Participants shall make an arrangement acceptable to the

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Company to pay to the Company an amount sufficient to satisfy the combined federal, state and local withholding tax obligations which arise in connection with exercise of such Stock Options.


                                  ARTICLE III

Effect of Certain Corporate Changes

  In the event of any merger, consolidation, stock-split, dividend, distribution, combination, recapitalization or reclassification that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any Stock Options, (ii) the exercise price of any Stock Options, (iii) the number and kind of securities subject to the initial grants and the annual grants referred to in Section 2.1, and (iv) the maximum number and kind of securities referred to in Section 1.5 available for issuance under the Plan, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.


                                  ARTICLE IV

Miscellaneous

Section 4.1 No Right to Re-election.

   Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 4.2 Restriction on Transfer.

   The rights of a Participant with respect to the Stock Options shall not be transferable by the Participant to whom such Stock Options are granted, except by will or the laws of descent and distribution.

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Section 4.3 Stockholder Rights.

   No grant of Stock Options under the Plan shall entitle a Participant to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to a Participant upon exercise of a Stock Option.

Section 4.4 No Restriction on Right of Company to Effect Corporate Changes.

   The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 4.5 Exercise Periods Following Termination of Services.

   For the purposes of determining the dates on which Stock Options may be exercised following a termination of services or the death or disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period.

Section 4.6 Headings.

   The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 4.7 Governing Law.

   The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

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                                   ARTICLE V

Amendment and Termination

   The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, to amend the provisions for determining the amount of Stock Options to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no termination, suspension, alteration or amendment of the Plan that would adversely affect a Participant's rights under the Plan with respect to any award of Stock Options made prior to such action shall be effective as to such Participant unless he or she consents thereto.


                                  ARTICLE VI

Effective Date and Stockholder Approval

   The Effective Date of the Plan shall be May 25, 2000 and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all grants hereunder shall be void ab initio and of no effect. No Stock Option shall be exercisable until the date of such stockholder approval. Unless earlier terminated in accordance with Article V above, the Plan shall terminate on the tenth anniversary of the Effective Date, and no further Stock Options may be granted hereunder after such date. Assuming the Plan is approved by the stockholders of the Company, no further awards shall be made under the Predecessor Plans after the Effective Date. Awards outstanding under the Predecessor Plans shall remain outstanding after the Effective Date subject to the terms thereof.

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